                                                                    EXHIBIT 10.9

                FIRST AMENDMENT AND LIMITED CONDITIONAL WAIVER
                                      TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

     THIS FIRST AMENDMENT AND LIMITED CONDITIONAL WAIVER TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Waiver") is dated as of the 31st day of March, 2000, and entered into among Pacific Gateway Exchange, Inc., Pacific Gateway Exchange (Bermuda) Limited (collectively, the "Borrowers"), each of the Guarantors, Bank of America, N.A., as a Lender and as Administrative Agent (the "Administrative Agent"), and certain other Lenders party thereto.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain $100,000,000 First Amended and Restated Credit Agreement dated as of November 23, 1999 among the Borrowers, the Guarantors, the Administrative Agent and the Lenders party thereto (as amended, restated or otherwise modified from time to time, the "Credit Agreement").

     WHEREAS, the Borrowers have informed Administrative Agent that (a) there have occurred certain Defaults and Events of Default of various provisions of the Credit Agreement and (b) there may occur certain Defaults and Events of Default of various provisions of the Credit Agreement;

     WHEREAS, the Lenders, the Administrative Agent and the Borrowers have agreed to waive such Defaults and Events of Default, and such potential Defaults and Events of Default, and to otherwise make certain changes and amendments to the Credit Agreement, upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrowers, the Lenders, the Guarantors and the Administrative Agent agree as follows:

     SECTION 1.  Definitions.
                 -----------

     (a)  In general.  Unless specifically defined or redefined below,
          ----------
capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b)  Definition of Commitment.  The definition of "Commitment" contained in
          ------------------------
Article I of the Credit Agreement is amended and restated in its entirety as follows:

          "Commitment" means the Domestic Commitment, the Foreign Commitment and the Letter of Credit Commitment, which in the aggregate shall not exceed $75,641,927.31 at any time.

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     (c)  Definition of Letter of Credit Commitment.  The definition of "Letter
          -----------------------------------------
of Credit Commitment" contained in Article I of the Credit Agreement is amended and restated in its entirety as follows:

          "Letter of Credit Commitment" means on any date of determination, zero.

     SECTION 2.  Amendment of Section 2.02(a) of the Credit Agreement.
                 ----------------------------------------------------
Section 2.02(a) of the Credit Agreement shall be deleted in its entirety and the following Section 2.02(a) shall be substituted in its stead:

          2.02.  Making Advances.

                 (a) Each Borrowing of Advances shall be made upon the written notice of the applicable Borrower, received by Administrative Agent not later than 12:00 noon on the date of such Borrowing, in the case of Advances which are Base Advances. Notwithstanding any other provision contained in this Agreement to the contrary, each Borrower agrees that the Borrowers shall not be eligible to request or receive LIBOR Advances or Refinancing Advances. Each such notice of a Borrowing (a "Borrowing Notice") shall be by telecopy or telephone, promptly confirmed by letter, in substantially the form of Exhibit C
                                                                     ---------
          hereto specifying therein:

                      (i) the date of such proposed Borrowing, which shall be a Business Day;

                      (ii) the Type of Advances of which the Borrowing is to be comprised; and

                      (iii) the amount of such proposed Borrowing which (A) with respect to Advances drawn under (I) the Domestic Revolver Loan shall not exceed the unused portion of the Domestic Revolver Commitment,
          (II) the Foreign Revolver Loan, shall not exceed the unused portion of the Foreign Revolver Commitment less outstanding Letters of Credit and reimbursement obligations (or if any Letter of Credit or reimbursement obligation shall be in a currency other than Dollars, the Dollar equivalent of such currency) and (B) shall in the case of a Borrowing of Base Advances, be in an amount of not less than $2,000,000 or an integral multiple of $1,000,000 in excess thereof (or any lesser amount if such amount is the remaining undrawn portion under the Domestic Revolver Commitment or the Foreign Revolver Commitment, respectively).

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          Administrative Agent shall promptly notify Lenders of each such notice. Each Lender shall, before 2:00 p.m. on the date of each Advance under the Domestic Revolver Loan or the Foreign Revolver Loan hereunder (other than a Refinancing Advance), make available to Administrative Agent, at its office at Bank of America Plaza, 901 Main Street, Dallas, Texas 75202, such Lender's Domestic Revolver Specified Percentage and Foreign Revolver Specified Percentage of the aggregate Advances under the Loans, to be made on that day in immediately available funds.

     SECTION 3.   Amendment of Section 2.07 of the Credit Agreement. Section
                  -------------------------------------------------
2.07 of the Credit Agreement shall be deleted in its entirety and the following
Section 2.07 shall be substituted in its stead:

          2.07. Interest. Subject to Section 2.08 and Section 11.08 hereof, each Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal shall be paid in full, at the Base Rate in accordance with the provisions hereof and as follows:

                  (i) Base Advances. Base Advances shall bear interest at a rate per annum equal to the Base Rate as in effect from time to time. If the amount of interest payable in respect of any interest computation period is reduced to the Highest Lawful Rate and the amount of interest payable in respect of any subsequent interest computation period would be less than the Maximum Amount, then the amount of interest payable in respect of such subsequent interest computation period shall be automatically increased to the Maximum Amount; provided that at no time shall the aggregate amount by which
                  --------
          interest paid has been increased pursuant to this sentence exceed the aggregate amount by which interest has been reduced pursuant to this sentence.

                  (ii) Payment Dates. Accrued and unpaid interest on Base Advances shall be paid monthly in arrears on the first Business Day of each subsequent calendar month and on the Maturity Date.

     SECTION 4.   Amendment of Section 2.11(d) of the Credit Agreement.
                  ----------------------------------------------------
Section 2.11(d) of the Credit Agreement shall be deleted in its entirety and the following Section 2.11(d) shall be substituted in its stead:

          (d) Mandatory Reduction of Commitment Due to Scheduled Amortization. If the Domestic Borrower has failed to (i) raise $150,000,000 in gross proceeds from the issuance of High Yield Indebtedness and/or public or private equity prior to March 31, 2000 and/or (ii) repay the Loans in accordance with the provisions of Section 2.05(b) hereof and/or (iii) reduce the Commitment in accordance with Section 2.11(c) hereof, then, on May 15, 2000, the Commitment shall immediately and automatically reduce to $50,000,000, such reduction to be applied pro rata between the Domestic Revolver Commitment and the Foreign Revolver Commitment.

     SECTION 5.  Amendment of Section 2.15 of the Credit Agreement. Section 2.15
                 -------------------------------------------------
of the Credit Agreement shall be deleted in its entirety and the following
Section 2.15 shall be substituted in its stead:

          2.15. Use of Proceeds. The Advances shall be available (and the Borrowers shall use such proceeds) solely in accordance with the current pro rata portion of Borrowers' obligations to fund STM-1 measured capacity payments demonstrated by invoices from the Japan-US consortium in connection with the Japan-US Agreement or TAT-14 consortium in connection with the TAT-14 Agreement for such payments.

     SECTION 6.  Amendment of Section 8.01(a)(i) of the Credit Agreement.
                 -------------------------------------------------------
Section 8.01(a)(i) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(a)(i) shall be substituted in its stead:

                       (i)  Prior to the issuance of any High Yield
                 Indebtedness, at all times until the Obligations have been repaid in full and the Commitments have been terminated, the Borrowers shall not permit Total Debt to be more than $150,760,000.00.

     SECTION 7.  Amendment of Section 8.01(c) of the Credit Agreement.
                 ----------------------------------------------------
Section 8.01(c) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(c) shall be substituted in its stead:

                 (c) Minimum Operating Cash Flow. The Borrowers shall not permit Operating Cash Flow for the Borrowers and their Subsidiaries on a consolidated basis for the following periods of determination to be less than the amounts set forth opposite such periods indicated below:

                       Period                    Amount
                       ------                    ------

                 October 1, 1999 through       $ 6,000,000
                 December 31, 1999

                 January 1, 2000 through       $ 1,200,000
                 March 31, 2000

                 April 1, 2000 through         $11,300,000
                 June 30, 2000

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                 July 1, 2000 through          $ 9,000,000
                 September 30, 2000

     SECTION 8.  Deletion of Section 8.01(d) of the Credit Agreement.
                 ---------------------------------------------------
Section 8.01(d) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(d) shall be substituted in its stead:

          1. INTENTIONALLY OMITTED.

     SECTION 9.  Amendment of Section 8.01(e) of the Credit Agreement.
                 ----------------------------------------------------
Section 8.01(e) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(e) shall be substituted in its stead:

                 (e) Capital Expenditures. The Borrowers shall not permit Capital Expenditures related to non-STM-1 expenses to exceed the agreed financial forecasts described below for non-STM-1 payments for such fiscal quarter. The Borrowers shall not permit Capital Expenditures related to STM-1 payments of the Borrowers and their Subsidiaries to exceed the amount demonstrated by invoices from the Japan-US or TAT-14 consortiums for such current payments under the Japan-US Agreement or the TAT-14 Agreement.

                 Fiscal Quarter Ending        Non STM-1 Amount
                 ---------------------        ----------------

                 December 31, 1999         $14,740,000

                 March 31, 2000            Existing Capital Expenditures
                                           as of March 31, 2000

                 June 30, 2000             $ 8,000,000

                 September 30, 2000        $ 8,000,000

     SECTION 10. Amendment of Section 8.02 of the Credit Agreement. Section 8.02
                 -------------------------------------------------
of the Credit Agreement shall be deleted in its entirety and the following
Section 8.02 shall be substituted in its stead:

          8.02. Debt for Borrowed Money. The Borrowers shall not, and shall not permit any of their Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Debt for Borrowed Money, except:

          (a) with respect to the Borrowers and their Subsidiaries, Debt for Borrowed Money under the Loan Papers; and

          (b) with respect to the Borrowers and their Subsidiaries, Debt for Borrowed Money in existence on March 31, 2000 and not otherwise permitted pursuant to the terms of this Section 8.02, in each case only in the principal amounts and as such Debt for Borrowed Money exists as of such date.

     SECTION 11. Amendment of Section 8.05 of the Credit Agreement.  Section
                 -------------------------------------------------
8.05 of the Credit Agreement shall be deleted in its entirety and the following
Section 8.05 shall be substituted in its stead:

          8.05. Liquidation, Disposition or Acquisition of Assets, Merger, New Subsidiaries. The Borrowers shall not, and shall not permit any of their Subsidiaries to, at any time:

          (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, Properties or business other than (i) Permitted Asset Sales, (ii) any sale, transfer, liquidation or dissolution of any Subsidiary, provided the assets of that Subsidiary are transferred either to the Foreign Borrower or an Approved Subsidiary,
     (iii) transactions permitted in Sections 8.04(i) and (j), and (iv) transactions described in Section 8.18 with respect to the Onyx Entities.

          (b) except as permitted in Sections 8.04(i) and (j) hereof, acquire any assets, Property or business of any other Person, or participate in any joint venture, except (i) assets and Property acquired in the ordinary course of business, and (ii) provided that the Foreign Borrower and Approved Subsidiaries comply fully with Section 6.11 hereof, and upon the execution and delivery of the required Loan Papers, Permitted Acquisitions may be consummated by the Foreign Borrower and Approved Subsidiaries.

          (c) enter into any merger, amalgamation, or consolidation, except that, so long as there exists no Default or Event of Default and none is caused thereby, after delivery of prior written notice to the Administrative Agent, the Onyx Entities may enter into the transactions described in Section 8.18 hereof.

     SECTION 12. Amendment of Section 8.13 of the Credit Agreement. Section 8.13
                 -------------------------------------------------
of the Credit Agreement shall be deleted in its entirety and the following
Section 8.13 shall be substituted in its stead:

          8.13. Limitation on Restrictive Agreements. The Borrower shall not, and shall not permit any Restricted Subsidiary or Bermuda Corp. to, enter into any indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon the acceptance of a waiver or consent, or the agreement to an amendment or change, by either of the Borrowers, with respect to any term or provision of this Agreement or any other Loan Paper. Except in connection with the issuance of Debt under Section 8.02 hereof, the
                                                ------------
     Borrowers shall not, and shall not permit any of their Subsidiaries to, except as otherwise described on Schedule 8.13 hereto, enter into any
                                      -------------
     indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes conditions (which are no more restrictive than those contained herein) upon: (a) the incurrence of indebtedness, (b) the granting of Liens, (c) the making or granting of Guarantees, (d) the payment of dividends or Distributions, (e) the purchase, redemption or retirement of any Capital Stock of such Borrower or any Subsidiary of either Borrower, (f) the making of loans or advances, (g) transfers or sales of Property or assets (including Capital Stock) by either Borrower, or any of their Subsidiaries, (h) the making of Investments or (i) any change of control or management.

     SECTION 13. Amendment of Section 8.18 of the Credit Agreement. Section 8.18
                 -------------------------------------------------
of the Credit Agreement shall be deleted in its entirety and the following
Section 8.18 shall be substituted in its stead:

          8.18. Onyx Transactions. So long as there exists no Default or Event of Default both before and after giving effect to any of the transactions otherwise permitted under this Section 8.18, upon adequate written notice (as determined Administrative Agent's sole discretion) to the Administrative Agent for the Administrative Agent to take such reasonable and necessary actions in order to retain perfection on all assets that are pledged to the Administrative Agent on behalf of the Lenders as of March 31, 2000, then notwithstanding anything to the contrary in this Credit Agreement or any security agreements, pledge agreements, share charges or any other Loan Paper that creates or authorizes a lien, pledge, mortgage, charge or debenture on the shares of the Onyx Entities or the assets of the Onyx Entities, the following transactions shall be permitted, subject to the limitations specifically set forth below, without any further consent of the Lenders.

          (a) Asset Transfers. Prior to the occurrence any of the other transactions set forth in this Section 8.18, shares in or assets of all or any of the Onyx Entities may be transferred to another Onyx Entity; provided that, except as set forth in subsection (b), the resulting Onyx Parent Company must be a direct, wholly-owned Subsidiary of either the Domestic Borrower or the Foreign Borrower and its shares must be pledged or charged by the Domestic Borrower or the Foreign Borrower, as applicable, to secure such Borrower's Obligations under this Credit Agreement.

          (b) Issuance of Equity Securities. The Onyx Parent Company may issue equity securities, in a public or private placement, equal to at least 5% but not greater than 35%, of the then outstanding equity interests of such entity without making a mandatory prepayment or causing a Commitment reduction under Article 2 of this Credit Agreement. Concurrently with the closing of any such issuance, the Administrative Agent, on behalf of the Lenders, shall:

                 (i) Release any and all rights the Administrative Agent or the Lenders may have under Unlimited Guaranties executed by any Onyx Entity;

                 (ii) Release any and all rights the Administrative Agent or the Lenders may have under security agreements, pledge agreements, share charges or any other Loan Paper that creates or authorizes a lien, pledge, mortgage, charge or debenture on the assets owned by the Onyx Entities, including any equity interests in one Onyx Entity held by another Onyx Entities;

                 (iii) Execute any and all releases, termination statements and such other documents or instruments as may reasonably be required to effectuate the foregoing; provided that, the applicable Borrower or the Onyx Parent Company shall pay the Administrative Agent's reasonable costs and expenses (including legal counsel) related to such releases, and provided further that nothing in this subsection
          (b) shall require Lender to release the pledge of or charge on the shares of the Onyx Parent Company.

     SECTION 14. Existing and Potential Defaults and Events of Default and
                 ---------------------------------------------------------
Limited Conditional Waiver.  The Borrowers have informed the Administrative
--------------------------
Agent that they are seeking a conditional and limited waiver of certain of the provisions of the Credit Agreement and that there has occurred certain Defaults and Events of Default, and that there may occur certain Defaults and Events of Default. In particular, the Borrowers have informed the Administrative Agent that:

     (a)  Existing Defaults and Events of Defaults.
          ----------------------------------------

          (i)    Total Leverage Ratio Event of Default.  For the period from
                 -------------------------------------
          January 1, 2000 through March 30, 2000, the Borrowers exceeded the Total Leverage Ratio of 3.00 to 1.00 in violation of Section 8.01(a) of the Credit Agreement.

          (ii)   Operating Cash Flow. The Borrowers' failed to meet the required
                 -------------------
          minimum Operating Cash Flow covenant for the period ending December 31, 1999 of $6,000,000 in violation of Section 8.01(c) of the Credit Agreement.

          (iii)  Capital Expenditures. The Borrowers' incurred Capital
                 --------------------
          Expenditures during the fiscal quarter ending March 31, 2000 in excess of $8,000,000 in violation of Section 8.01(e) of the Credit Agreement.

          (iv)   Debt Incurrence. The Borrowers' incurred Debt for Borrowed
                 ---------------
          Money of (i) $2,700,000 under the Cisco loan agreement and (ii) all other Debt for Borrowed Money (including Advances borrowed under the Credit Agreement) incurred by the Borrowers after the date of the borrowing described in subparagraph (i) above, in each case during the existence and continuation of a Default or Event of Default and in violation of Sections 8.02(f) and 8.02(g) of the Credit Agreement, including, but not limited to, the Inktomi Agreements.

          (v)    Certification.  In connection with each Advance described in
                 -------------
          subparagraph (iv) above, each of the Borrowers certified pursuant to the relevant Borrowing Notice that no Default or Event of Default was in existence in violation of Section 9.01(b) of the Credit Agreement.

          (vi)   Notification. Each of the Borrowers' failed to promptly to
                 ------------
          notify the Administrative Agent in writing of each Default and Event of Default outlined in this paragraph 14 in violation of Section 7.05(b) of the Credit Agreement.

     (b)  Potential Defaults and Events of Defaults.
          -----------------------------------------

          (i)    Auditor's Opinion.  Borrowers have informed the Administrative
                 -----------------
          Agent that Section 7.02 of the Credit Agreement may be breached by the Borrowers as a result of the possibility of a comment of the Auditors regarding the Borrowers' viability as a going concern in the opinion of the Auditors rendered in connection with the1999 audited financial statements of the Borrowers.

          (c)    Limited and Conditional Waiver.  The Administrative Agent and
                 ------------------------------
     the Lenders agree, on a one time only basis, to waive the Defaults and the Events of Default, and the potential Defaults and the Potential Events of Default outlined in subparagraphs (a) and (b) of paragraph 14 above (the "Existing and Potential Defaults and Events of Defaults"), provided that the Borrowers and each other party to this Amendment and Waiver meet each of the conditions, representations, warranties and covenants contained herein and each of the other Loan Papers.

     SECTION 15.  Conditions to Limited Conditional Waiver.  Each of the
                  ----------------------------------------
foregoing waivers to the Existing and Potential Defaults and Events of Default are hereby expressly subject to the satisfaction of each of the following conditions. The Borrowers specifically acknowledge and agree that the failure by either or both of the Borrowers to satisfy any of the following conditions and covenants shall cause an immediate and automatic Event of Default under the Credit agreement and shall cause this Amendment and Waiver to be void ab initio:

     (a) Operating Cash Flow for the period ending December 31, 1999 shall not be less than $4,552,000.

     SECTION 16.  Reservations of the Lenders and the Administrative Agent.
                  --------------------------------------------------------
Notwithstanding (a) the current forbearance of the Administrative Agent and the Lenders with respect to Existing and Potential Defaults and Events of Defaults and (b) any action or inaction by the Administrative Agent or any Lender or otherwise, the Administrative Agent and the Lenders expressly reserve all of their Rights in connection with the terms of the Credit Agreement and the other Loan Papers and the administration thereof, including, without limitation, the Right to accelerate the outstanding Obligations, to file suit for collection thereof, and to exercise any Rights of the Administrative Agent or the Lenders with respect to the Collateral, except, so long as no other Default or Event of Default exists and the Borrowers are each otherwise in compliance with all terms of this Amendment and Waiver, any action taken as a result of only the Existing and Potential Defaults and Events of Defaults. No delay by the Administrative Agent or the Lenders in exercising any Rights under the Credit Agreement or the other Loan Papers or Applicable Law and no failure by the Administrative Agent or any Lender to exercise any such Right shall operate as a waiver of any Rights the Administrative Agent or the Lenders may have under the Credit Agreement or any of the other Loan Papers. The Administrative Agent and the Lenders hereby reserve their rights to take any action or exercise any Rights available to them under the Credit Agreement, the Loan Papers and otherwise, now or at any time in the future except, so long as no other Default or Event of Default exists and the Borrowers are each otherwise in compliance with all terms of this Amendment and Waiver, any action taken as a result of only the Existing and Potential Defaults and Events of Defaults. Any present or future negotiations or discussions with any representative of the Administrative Agent or any of the Lenders regarding the Credit Agreement or the Loan Papers or any documents executed in connection therewith shall not be binding upon the Administrative Agent or the Lenders unless and until an agreement is in writing and signed by authorized representatives of the Administrative Agent or the Lenders, as the case may be. Any and all Rights available to the Administrative Agent and the Lenders shall be cumulative and may be exercised separately, successively or concurrently at their sole discretion.

     SECTION 17.  Representations and Warranties.  Each of the Borrowers hereby
                  ------------------------------
represent and warrant to the Administrative Agent and the Lenders that no Event of Default or Default under the Credit Agreement or the Loan Papers exists other than as waived hereunder. The Borrowers and Guarantors furthermore acknowledge that nothing in this Amendment and Waiver shall affect their obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this Amendment and Waiver) including, but not limited to the 75,641,927.31 outstanding under the Credit Agreement and other Loan Papers as of March 31, 2000, which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver or consent by the undersigned of any of its rights or remedies (except as specifically provided in this letter), now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

     SECTION 18.  Covenants.  The Borrowers covenant and agree to each of the
                  ---------
items set forth below, and specifically acknowledge and agree that the failure by either or both of the Borrowers to comply with any of the following covenants shall cause an immediate and automatic Event of Default under the Credit agreement and shall cause this Amendment and Waiver to be void ab initio:

     (a) the Borrowers covenant that they shall deliver to Administrative Agent within 14 calendar days from the date hereof, (i) audited December 31, 1999 financial statements and (ii) in connection with (i) foregoing, an unqualified opinion from the Auditors, other than with respect to a comment regarding Pacific Gateway Exchange, Inc.'s viability as a going concern;

     (b) the Borrowers shall provide monthly financial statements to the Administrative Agent within 15 business days after the end of each calendar month together with a Compliance Certificate calculating each financial covenant contained in Section 8.01, and commencing with the delivery of the April 2000 financial statements, an officer's certificate certifying as to the accuracy of its representations and warranties in the Loan Papers, certifying that no Default or Event of Default has occurred under the terms of the Credit Agreement or other Loan Papers and certifying as to the accuracy of the information contained in such financial statements;

     (c) the Borrowers shall provide weekly cash flow statements to the Administrative Agent in form and substance acceptable to Administrative Agent within three calendar days after each Friday of each week;

     (d) no later than Monday, April 3, 2000, the Borrowers agree to retain their own financial consultant or chief financial officer, which Person shall be responsible for, among other things, assuring at all times the dissemination of timely and accurate financial data to the Administrative Agent;

     (e) the Borrowers shall cause their financial reporting area to cooperate with the financial consultant retained by the Administrative Agent to assist the Lenders in a third party evaluation of the Borrower's financial status;

     (f) no later than Monday, April 17, 2000, the Borrowers agree to update the Administrative Agent and the Lenders of the status of the process of raising equity in Onyx Networks, Inc.;

     (g) the Borrowers will deliver a new Schedule 8.02 reflecting all Debt for Borrowed Money as of March 31, 2000 by April 14, 2000; and

     (h) After the issuance of any Onyx Entity equity to any investor, there are no intercompany obligations between any Onyx Entity and any Affiliate that is not an Onyx Entity.

     SECTION 19.  Conditions Precedent to Effectiveness.
                  -------------------------------------

     This Amendment and Waiver shall not be effective until the Administrative Agent shall have received:

     (a) executed signature pages from each Borrower, each of the Guarantors, the Administrative Agent and all Lenders of this Amendment and Waiver;

     (b) copies of all agreements and documents executed or delivered in connection with this Amendment and Waiver, and any and all consents obtained in connection herewith, and copies of the executed Inktomi Agreements;

     (c) reimbursement by the Borrowers via wire transfer for the Administrative Agent of its fees and expenses and for Special Counsel's fees and expenses rendered through the date hereof;

     (d) receipt by the Administrative Agent of a retainer in the amount of $150,000 for the Administrative Agent's financial consultant to be applied to such financial consultant's fees on a monthly basis;

     (e) receipt by Administrative Agent, on behalf of Special Counsel, via wire transfer, of a retainer in the amount of $100,000 to reimburse Administrative Agent for legal fees to be incurred by Special Counsel after the date hereof, such retainer to be held by Special Counsel and applied to Special Counsel's fees on a monthly basis;

     (f) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent and Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this Amendment and Waiver and the transactions contemplated hereby; and

     (g) receipt by the Administrative Agent for the account of the Lenders an amendment waiver and restructuring fee of $100,000.

     SECTION 20.  GOVERNING LAW; WAIVER OF JURY TRIAL.

     (a) THIS AMENDMENT AND WAIVER AND ALL OTHER LOAN PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS NATIONAL BANKS OR OTHERWISE, IN WHICH CASE SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE ADMINISTRATIVE AGENT AND LENDERS OF ANY SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW) AND THE UNITED STATES OF

AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWERS AGREE THAT THE FEDERAL COURTS OF NEW YORK LOCATED IN NEW YORK CITY, NEW YORK WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWERS EACH HEREBY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AMENDMENT AND WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. EACH OF BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER REPRESENTS THAT IT HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT AND WAIVER OR THE CREDIT AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWERS HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. EACH OF THE BORROWERS AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 21.  RELEASE.  THE BORROWERS EACH HEREBY ACKNOWLEDGE THAT NEITHER
                  -------
OF THE BORROWERS HAS ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWERS' LIABILITY TO REPAY THE ADMINISTRATIVE AGENT OR EACH LENDER AS PROVIDED IN THE CREDIT AGREEMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY LENDER. EACH OF THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND ALL AFFILIATES AND SUBSIDIARIES OF THE ADMINISTRATIVE AGENT AND EACH LENDER, THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, PRINCIPALS, DIRECTORS AND SHAREHOLDERS, AND THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED LENDER
                                                            ---------------
PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION,
-------

OBLIGATIONS, REMEDIES, SUITS, DAMAGES AND LIABILITIES (COLLECTIVELY, THE "BORROWER CLAIMS") OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN, SUSPECTED OR
 ---------------
CLAIMED, WHETHER ARISING UNDER COMMON LAW, IN EQUITY OR UNDER STATUTE, WHICH THE BORROWERS EVER HAD OR NOW HAVE AGAINST THE RELEASED LENDER PARTIES WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AMENDMENT AND WAIVER AND WHICH WERE IN ANY MANNER RELATED TO THE CREDIT AGREEMENT OR ANY OTHER LOAN PAPERS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO. THE BORROWERS COVENANT AND AGREE NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, PROSECUTE OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE RELEASED LENDER PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE BORROWER CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AMENDMENT AND WAIVER AND WERE IN ANY MANNER RELATED TO THE CREDIT AGREEMENT, ANY OTHER LOAN PAPERS OR THE TRANSACTIONS ASSOCIATED THEREWITH.

     SECTION 22.  Miscellaneous.
                  -------------

     (a) This Amendment and Waiver shall be a "Loan Paper" as defined in the Credit Agreement, and a default under this agreement will result in an Event of Default under the Credit Agreement.

     (b) This Amendment and Waiver may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but in making proof of this consent letter, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by each party. THIS AGREEMENT AND THE OTHER WRITTEN LOAN PAPERS EXECUTED BY THE PARTIES HERETO REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

     (c) THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

                 --------------------------------------------
                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                 --------------------------------------------

     IN WITNESS WHEREOF, this Amendment and Waiver to the Credit Agreement is executed as of the date first set forth above.

THE BORROWERS:
                                    PACIFIC GATEWAY EXCHANGE, INC.


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________



                                    PACIFIC GATEWAY EXCHANGE (BERMUDA) LIMITED


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________



THE LENDERS:

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent and as Lender



                                    By:______________________________________
                                    Name:____________________________________
                                    Its:_____________________________________


                                    BANKERS TRUST COMPANY, individually as a Lender


                                    By:______________________________________
                                    Name:____________________________________
                                    Its:_____________________________________

ACKNOWLEDGED AND AGREED:


THE GUARANTORS:

                                    PACIFIC GATEWAY EXCHANGE JAPAN BACKHAUL INC.


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________


                                    PACIFIC GATEWAY EXCHANGE (HONG KONG) LTD.


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________


                                    ONYX NETWORKS INTERNATIONAL LTD.


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:____________________________________


                                    PACIFIC GATEWAY EXCHANGE (TAIWAN) LIMITED


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                    PACIFIC GATEWAY EXCHANGE (HAMILTON) LIMITED


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    PACIFIC GATEWAY EXCHANGE INTERNATIONAL


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    PACIFIC GATEWAY EXCHANGE (CANADA) INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    PACIFIC GATEWAY EXCHANGE (IBERIA) SA


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    PACIFIC GATEWAY EXCHANGE (CYPRUS) LTD.


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   ONYX INTERNET LIMITED


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   PACIFIC GATEWAY EXCHANGE (GERMANY) GMBH


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   PACIFIC GATEWAY EXCHANGE (U.K.) LIMITED


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   PACIFIC GATEWAY EXCHANGE (AUSTRALIA) PTY LTD.


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                                   PACIFIC GATEWAY EXCHANGE (NEW ZEALAND)
                                   PARTNERSHIP

                                   By:  Pacific Gateway Exchange (Bermuda)
                                        Limited, Its General Partner


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:  Pacific Gateway Exchange New Zealand
                                        Limited, Its General Partner


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   PACIFIC GATEWAY EXCHANGE (NEW ZEALAND)
                                   LIMITED


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                                   PACIFIC GATEWAY EXCHANGE (JAPAN) LIMITED


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                                   Exhibit 1

                              Inktomi Agreements
                              ------------------

                                       22